Exhibit 99.1

Contact:

Lawrence E. White

Senior Vice President/

    Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 25% INCREASE IN FOURTH-QUARTER AND 27% INCREASE IN FULL-YEAR DILUTED NET INCOME PER SHARE FOR FISCAL 2003

Reports Current Sales Trends and Provides Guidance for Fiscal 2004

LEBANON, Tenn. (September 11, 2003) -- CBRL Group, Inc. (the “Company”) (NASDAQ: CBRL) today announced results for its fourth quarter of fiscal 2003 ended August 1, 2003, reporting diluted net income per share of $0.70, up 25% from $0.56 in the fourth quarter of fiscal 2002. The Company also reported fiscal 2003 full-year diluted net income per share of $2.09, up 27% from fiscal 2002, as well as recent fiscal 2004 sales trends, and guidance for the first quarter and full year of fiscal 2004.

Highlights of the fiscal 2003 fourth-quarter and year-end results and fiscal 2004 sales trends include:

•

Diluted net income per share for the fourth quarter of fiscal 2003 was up 25.0% and net income was up 16.6% from the fourth quarter of fiscal 2002 on a 6.3% increase in total revenue.

•

Diluted net income per share for the full year of fiscal 2003 was up 27.4% and net income was up 16.1% from fiscal 2002, with at least 25% year-over-year growth in diluted net income per share each quarter.

•

Operating income for the quarter increased 16.1% and improved 0.8% as a percent of revenue compared with a year earlier.

•

Comparable store restaurant sales for the fourth fiscal quarter were up 0.1% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) operations, and comparable store retail sales at Cracker Barrel were up 1.3%.

•

Full-year fiscal 2003 comparable store restaurant sales for Cracker Barrel were up 0.5% from fiscal 2002, marking the fourth consecutive year of positive comparable store restaurant sales at Cracker Barrel.

•

Comparable restaurant sales for the fourth fiscal quarter were up 0.7% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants.

•

Net cash provided by operating activities for the full fiscal year was $240.6 million, up $44.3 million from fiscal 2002, marking four consecutive years where cash provided by operating activities has substantially exceeded cash used for capital expenditures (purchase of property and equipment).

•

Approximately 1.9 million shares (4.0%) of the Company’s outstanding common stock were repurchased during the fourth quarter.

•

Comparable store restaurant sales trends, nearly six weeks into the first quarter of fiscal 2004, are up approximately 1% in Cracker Barrel and up approximately 1-1.5% in Logan’s. To date, fiscal 2004 first-quarter comparable store retail sales in Cracker Barrel are up approximately 9.5-10%.

Fourth-Quarter Fiscal 2003 Results

Total revenue for the fourth fiscal quarter ended August 1, 2003 of $580.3 million increased 6.3% from the fourth fiscal quarter of 2002. Comparable store restaurant sales for the fourth quarter for the Cracker Barrel concept increased 0.1% (compared with a 3.9% increase in last year’s fourth quarter), including a 1.5% higher average check, 0.9% of which reflected menu price increases.  Comparable store retail sales at Cracker Barrel increased 1.3% for the quarter (compared with a 1.9% increase in last year’s fourth quarter).  Logan’s comparable restaurant sales for the quarter were up 0.7% (compared with a 1.3% increase in last year’s fourth quarter) as average check increased 1.4%, which included approximately 0.7% of menu price increases. During the quarter, the Company opened eight new Cracker Barrel units and three new franchised Logan’s locations.

The Company reported net income for the fourth quarter of fiscal 2003 of $35.5 million, or $0.70 per diluted share, reflecting increases of 16.6% and 25.0%, respectively, from net income of $30.5 million and diluted net income per share of $0.56 for the fourth quarter of fiscal 2002.  The reported diluted net income per share results were in line with the Company’s most recent guidance of a diluted net income per share increase “up to the mid-20% range” from the fourth quarter of last year.  The Company achieved year-over-year diluted net income per share increases of 25% or better in each quarter of fiscal 2003.

Commenting on the fourth-quarter results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to report strong results again this quarter, despite the effects of continuing ambivalence in consumer sentiment, and we were encouraged by positive comparable store sales in all of our businesses, coming on top of solid comparisons in the year ago quarter.  This caps an outstanding fiscal year in which diluted net income per share increased 25% or better in all four quarters, and also marks eight consecutive quarters of increases that exceed our long-term target of 15% growth in diluted net income per share.”

Operating income for the fourth quarter grew 16.1% from the prior year and improved from 9.1% of total revenue for the fourth quarter of fiscal 2002 to 9.9% in the fourth quarter of fiscal 2003.  The improvement in operating income margin of 0.8% as a percent of total revenue primarily reflected lower labor and related expenses, other operating expenses and general and administrative expenses as a percent of total revenue at the Company’s Cracker Barrel concept, and lower labor and related expenses and general and administrative expenses at Logan’s.

“Our Cracker Barrel and Logan’s teams turned in strong operating performances again, delivering on our Company’s objective of achieving continuous incremental operating improvements,” Woodhouse said.

During the fourth quarter of fiscal 2003, the Company repurchased approximately 1.9 million shares (4.0%) of its outstanding common stock for approximately $71.6 million, or an average price of approximately $37 per share, bringing fiscal year-to-date share repurchases to 5.3 million (10.6%) at a total cost of approximately $166.6 million, or approximately $31 per share, and leaving approximately 660,000 shares remaining to be purchased under a previously announced share repurchase authorization.

Full-Year Fiscal 2003 Results

For the full fiscal year ended August 1, 2003, the Company reported revenue of $2.2 billion compared with $2.1 billion for fiscal 2002, an increase of 6.1%.  Comparable store restaurant sales for Cracker Barrel were up 0.5% from a year ago, including a 1.9% increase in average check, but declined 0.4% in retail. Fiscal 2003 marked the fourth consecutive year of positive comparable store restaurant sales at Cracker Barrel.  Logan’s comparable restaurant sales for fiscal 2003 decreased less than 0.1% from fiscal 2002, with average check rising 1.7%.  The Company opened 23 Cracker Barrel units, and 12 company-operated and four franchised Logan’s restaurants during fiscal 2003.

Operating income for fiscal 2003 increased 16.6% from fiscal 2002, and improved as a percent of total revenue from 7.2% in fiscal 2002 to 7.9% in fiscal 2003. Net income for the full year increased to $106.5 million, or $2.09 per diluted share, from $91.8 million, or $1.64 per diluted share, for the full year fiscal 2002, reflecting increases of 16.1% and 27.4%, respectively.

Net cash provided by operating activities was $240.6 million for fiscal 2003, an increase of $44.3 million from the $196.3 million achieved in fiscal 2002, and more than sufficient to fund the Company’s $120.9 million in capital expenditures (purchase of property and equipment).  This marks four consecutive years where net cash provided by operating activities substantially exceeded the Company’s capital expenditure outlays.  In fiscal 2003, the excess net cash was used toward the repurchase of 5.3 million shares of the Company’s common stock for $166.6 million.  Since beginning its share repurchase activities in fiscal 1999, the Company has repurchased 21.0 million shares for $524.5 million.

Current Sales Trends

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release. The Company disclaims any obligation to update disclosed information on trends or targets other than in its periodic filings under Forms 10-K, 10-Q, and 8-K with the Securities and Exchange Commission.

The Company reported that quarter-to-date comparable store restaurant sales for the nearly six-week period of its first quarter of fiscal 2004 are up approximately 1% in its Cracker Barrel units compared with the same period a year ago, including an increase in average check of approximately 1.5%, of which approximately 0.9% reflected menu price increases.  Approximately 30 stores were affected by the electricity blackout in the Midwest and Northeast, which reduced quarter-to-date comparable store sales by less than 0.5%. Quarter-to-date retail sales in the comparable units are up approximately 9.5-10%, including the benefit from fully stocked positions of seasonal merchandise this year compared with quarter-to-date results last year that reflected the delayed receipt of certain imported merchandise because of the West Coast dock strike.  The Company believes retail sales also have benefited from an improved assortment of new retail merchandise. Quarter-to-date retail sales also reflected the benefit from a strong Porch Sale event during Labor Day weekend this year compared with a weaker Porch Sale last year, which occurred a week later. Quarter-to-date comparable restaurant sales in the Company’s Logan’s restaurants are up approximately 1-1.5% compared with last year, reflecting higher guest traffic.  Six Logan’s restaurants were temporarily closed because of the electricity blackout, resulting in a reduction in quarter-to-date comparable store sales of less than 0.5%.

Woodhouse commented on the trends, “We are pleased with these solid and improving early sales trends for fiscal 2004, especially considering the continued uncertainty in economic conditions, and we believe we are well positioned to benefit as these conditions improve.  Cracker Barrel continues to be one of the strongest and most highly differentiated concepts in our industry, recently having won important recognition from trade journals and consumers.  In fiscal 2003, Cracker Barrel was named best in family dining for the thirteenth consecutive year by Restaurants and Institutions Magazine, chain of the year by Restaurant Hospitality Magazine, best restaurant chain for tour groups for the tenth consecutive year by Destinations Magazine, and recipient of the Welcome Mat Award as best restaurant in America for the second consecutive year by The Good Sam Club.

“In Logan’s we are pleased to have added a new President and Chief Operating Officer, Tom Vogel, who has the background and experience to lead this concept to stronger brand positioning and higher growth in the coming years,” Woodhouse added.

Fiscal 2004 Earnings Guidance

The Company’s present guidance for diluted net income per share for the first quarter of fiscal 2004, which ends on October 31, 2003, is for $0.52-$0.54 compared with $0.45 in the year-ago quarter, on total revenue growth of approximately 8-9%. Earnings guidance reflects many assumptions, most of which cannot be known, including, very importantly, sales expectations.  The Company presently expects comparable store restaurant sales for the full quarter to be the same or slightly better than the quarter-to-date trends reported today at both Cracker Barrel and Logan’s.  Retail sales are expected to be strong for the remainder of the quarter, but to a lesser degree than the quarter-to-date trends.  The Company expects to open four new Cracker Barrel units during the quarter, of which two have been opened thus far.  Five new company-operated Logan’s restaurants are expected to open in the first fiscal quarter, of which two have already been opened.  The Company presently expects operating margins to improve in the first quarter compared with last year’s first quarter, but at a lesser rate of improvement.

For the remaining quarters of fiscal 2004, the Company presently expects diluted net income per share growth at or above its long-term objective of 15% compared with the quarterly results from fiscal 2003.   The Company expects to open approximately 24 new Cracker Barrel units and approximately 11 new company-operated and four new franchised Logan’s units during fiscal 2004, contributing to a total revenue increase of approximately 8% compared with fiscal 2003.

The Company expects full-year cash provided by operating activities to exceed its $140-145 million projected capital expenditure requirements.  This would represent the fifth consecutive year in which cash provided by operations exceeded outlays for the purchase of property and equipment.

Fiscal 2003 Fourth-Quarter Conference Call

The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com today beginning at 11:00 a.m. (EDT). The on-line replay will follow immediately and continue through September 18, 2003.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 482 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 98 company-operated and 16 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of CBRL Group, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: the effects of uncertain consumer confidence or general or regional economic weakness on sales and customer travel activity; practical or psychological effects of terrorist acts or war and military or government responses; consumer behavior based on concerns over nutritional aspects of the Company’s products or restaurant food in general; competitive marketing and operational initiatives; commodity, workers’ compensation, group health and utility price changes; the effects of plans intended to improve operational execution and performance; the effects of increased competition at Company locations on sales and on labor recruiting, cost, and retention; the ability of and cost to the Company to recruit, train, and retain qualified restaurant hourly and management employees; the ability of the Company to identify and acquire successful new lines of retail merchandise; the availability and cost of acceptable sites for development and the Company’s ability to identify such sites; changes in interest rates affecting the Company’s financing costs; increases in construction costs; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions and insurance; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; changes in generally accepted accounting principles or changes in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular; other undeterminable areas of government or regulatory actions or regulations; and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications.

CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT (Unaudited)

(In thousands, except per share amounts)

Fourth Quarter Ended

Fiscal Year Ended

8/1/03

8/2/02

Change

8/1/03

8/2/02

Change

Total revenue

$

580,335

$

545,702

6

%

$

2,198,182

$

2,071,784

6

%

Cost of goods sold

182,460

171,544

6

703,915

677,738

4

Gross profit

397,875

374,158

6

1,494,267

1,394,046

7

Labor & other related expenses

214,600

203,718

5

819,957

777,617

5

Other store operating expenses

97,785

92,942

5

378,343

 351,977

7

Store operating income

85,490

77,498

10

295,967

264,452

12

General and administrative

28,088

28,057

--

121,886

115,152

6

Operating income

57,402

49,441

16

174,081

 149,300

17

Interest expense

2,233

2,153

4

8,892

 6,769

31

Interest income

--

 --

--

73

--

--

Pretax income

55,169

47,288

17

165,262

142,531

16

Provision for income taxes

19,650

16,835

17

58,733

50,742

16

Net income

$

35,519

$

30,453

17

$

106,529

$

91,789

16

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==========

==========

Earnings per share:

Basic

$

0.74

$

0.59

25

$

2.16

$

1.69

28

========

========

==========

=========

Diluted

$

0.70

$

0.56

25

$

2.09

$

1.64

27

========

========

==========

=========

Weighted average shares:

Basic

48,271

51,840

(7)

49,274

54,199

(9)

Diluted

50,460

53,923

(6)

50,998

56,091

(9)

Ratio Analysis

Total revenue

100.0%

100.0%

100.0%

100.0%

Cost of goods sold

31.4

31.4

32.0

32.7

Gross profit

68.6

68.6

68.0

67.3

Labor & other related expenses

37.0

37.3

37.3

37.5

Other store operating expenses

16.8

17.1

17.2

17.0

Store operating income

14.8

14.2

13.5

12.8

General and administrative

4.9

5.1

5.6

5.6

Operating income

9.9

 9.1

7.9

7.2

Interest expense

0.4

0.4

0.4

0.3

Interest income

--

--

--

--

Pretax income

9.5

8.7

7.5

6.9

Provision for income taxes

3.4

3.1

2.7

2.5

Net income

6.1%

5.6%

4.8%

4.4%

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====

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====

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

8/1/03

8/2/02

Assets

Cash and cash equivalents

$

14,389

$

15,074

Other current assets

161,670

156,508

Property and equipment, net

1,040,315

984,817

Goodwill, net

92,882

92,882

Other assets

17,067

14,550

Total assets

$

1,326,323

$

1,263,831

=========

=========

Liabilities and Stockholders’ Equity

Current liabilities

$

246,714

$

225,827

Long-term debt

186,730

194,476

Other long-term obligations

97,983

60,534

Stockholders’ equity

794,896

782,994

Total liabilities and stockholders’ equity

$

1,326,323

$

1,263,831

=========

========

CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

Fiscal Year Ended

8/1/03

8/2/02

Cash flow from operating activities:

Net income

$

106,529

$

91,789

Depreciation and amortization

64,376

62,759

Loss (gain) on disposition of property and equipment

903

(781)

Net changes in other assets and liabilities

68,778

42,510

Net cash provided by operating activities

240,586

196,277

Cash flows from investing activities:

Purchase of property and equipment

(120,921)

(96,692)

Net proceeds from sale of property and equipment

1,968

5,813

Net cash used in investing activities

(118,953

)

(90,879

)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

353,200

591,756

Principal payments under long-term obligations

(366,287)

(524,140)

Deferred financing costs

(1,205)

(4,853)

Proceeds from exercise of stock options

59,649

53,103

Purchases and retirement of common stock

(166,632)

(216,834)

Dividends on common stock

(1,043)

(1,163)

Net cash used in financing activities

(122,318)

(102,131)

Net (decrease) increase in cash and cash equivalents

(685

)

3,267

Cash and cash equivalents, beginning of year

15,074

11,807

Cash and cash equivalents, end of year

$

14,389

$

15,074

=======

========

CBRL GROUP, INC.

Supplemental Information

(Unaudited)

As of

As of

8/1/03

8/2/02

Common shares outstanding

47,872,542

50,272,459

===========

========

Units in operation:

Cracker Barrel

480

457

Logan’s Roadhouse – company-owned

96

84

Total company-owned units

576

541

Logan’s Roadhouse – franchised

16

12

System-wide units

592

553

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===

Fourth Quarter Ended

Fiscal Year Ended

Net sales in company-owned stores:

8/1/03

8/2/02

8/1/03

8/2/02

(In thousands)

Cracker Barrel – restaurant

$

403,272

$

384,922

$

1,480,148

$

1,405,669

Cracker Barrel – retail

106,880

100,448

443,397

424,949

Cracker Barrel – total

510,152

485,370

1,923,545

1,830,618

Logan’s Roadhouse

69,683

59,995

273,213

240,027

Total net sales

579,835

545,365

2,196,758

2,070,645

Franchise fees and royalties

500

337

1,424

1,139

Total revenue

$

580,335

$

545,702

$

2,198,182

$

2,071,784

========

========

=========

========

Operating weeks – company-owned stores:

Cracker Barrel

6,204

5,910

24,308

23,187

Logan’s Roadhouse

1,248

1,092

4,792

4,238

Average comparable store sales –

company-owned stores: (In thousands)

Cracker Barrel – restaurant

$

844.5

$

843.4

$

3,156.9

$

3,142.0

Cracker Barrel – retail

223.0

220.2

939.0

942.9

Cracker Barrel – total

$

1,067.5

$

1,063.6

$

4,095.9

$

4,084.9

=======

======

=====

=====

Logan’s Roadhouse

$

715.9

$

710.6

$

2,915.0

$

2,915.9

======

======

======

=======

Capitalized interest

$

118

$

87

$

463

$

363

======

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